UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 5, 2003

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229

(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished with this Form 8-K:

99	Slide Presented at December 4, 2003 Safeway Investor Conference.

Item 9. Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition

The following information is furnished under Item 9 and Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On December 4, 2003, we filed a Form 8-K that included as Exhibit 99.2 certain slides regarding our recent performance and financial outlook, which slides were presented at our annual Investors’ Conference. The slide entitled “Key Cost Components” reported in error that the estimated cost changes for transitional marketing issues in 2004 was estimated to be 0. The correct estimated amount for cost changes for transitional marketing issues in 2004 is $70 million. A revised slide is attached as Exhibit 99 and incorporated herein by reference.

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Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, marketing and are indicated by words or phrases such as “estimates,” and similar words or phrases. These statements are based on our current plans and expectations and involve risks and uncertainties. The following are among the principal factors that could cause actual results to differ materially from the forward-looking statements: general business and economic conditions in our operating regions, including the rate of inflation, consumer spending levels, population, employment and job growth in our markets; pricing pressures and competitive factors, which could include pricing strategies, store openings and remodels by our competitors; results of our programs to control or reduce costs including our ability to implement our programs to centralize buying and merchandising and realize savings from that program and the potential operating effects of implementing that program; results of our programs to reduce and control shrink; results of our programs to increase sales, including private-label sales, perishables and our promotional programs; results of our programs to improve capital management; the ability to integrate any companies we acquire and achieve operating improvements at those companies; various risks and uncertainties concerning our strategy of keeping Dominick’s in order to enhance shareholder value, changes in financial performance of other companies in which we have investments, including GroceryWorks and the amount of any inventory adjustment at Casa Ley; increases in labor costs and relations with union bargaining units representing our employees or employees of third-party operators of our distribution centers and the effect of labor strikes, including the current strike in Southern California; changes in state or federal legislation, regulation or judicial developments; the cost and stability of power sources; opportunities or acquisitions that we pursue; the availability and timely delivery of perishables and other products; market valuation assumptions and internal projections of future operating results which affect the valuation of goodwill; the rate of return on our pension assets; and the availability and terms of financing. Consequently, actual events and results may vary significantly from those included in or contemplated or implied by such statements. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC. (Registrant)

Date: December 5, 2003	By:	/s/ Robert A. Gordon

	Name:	Robert A. Gordon
	Title:	Senior Vice President
& General Counsel

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EXHIBIT INDEX

Exhibit
No.

99.	Slide Presented at December 4, 2003 Safeway Investor Conference

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